Exhibit 10.14

MASTER PURCHASE ORDER AGREEMENT

This Master Purchase Order Agreement (the “Agreement”) is effective as of the 28 day of February, 2013 (the “Effective Date”), by and between Chem Rock Technologies, LLC (“Chem Rock”), a Texas limited liability company, whose mailing address is 600 Congress Ave., Suite 300, Austin, Texas 78701, and Green Field Energy Services, Inc. (“GFES”), a Delaware corporation, whose mailing address is 4023 Ambassador Caffery Parkway, Suite 200, Lafayette, Louisiana 70503.

Recitals

I. WHEREAS, GFES is in the business of providing comprehensive well service capabilities, including hydraulic fracturing services, to various customers within the oil and gas industry.

II. WHEREAS, Chem Rock is in the business of supplying chemical Products to oil and gas operators and well service providers, including chemical products used in the hydraulic fracturing process.

III. WHEREAS, the parties desire to enter into this Agreement whereby GFES will issue a Purchase Order of at least FORTY MILLION DOLLARS ($40,000,000.00) for Products (as defined below) from Chem Rock upon the terms, conditions, and consideration set forth in this Agreement (the “Purchase Order”).

Terms and Conditions of the Agreement

The parties agree as follows:

1.	GENERAL OBLIGATIONS OF THE PARTIES

1.1 Purchase of Products.

1.1.1 Purchase Order. GFES agrees to issue the Purchase Order, No.                    , to Chem Rock in order to purchase, on a nonexclusive basis, Products (as defined below) from Chem Rock for the Term (as defined below) of this Agreement. The Purchase Order shall be in GFES’ standard form and will stipulate a value for Products to be purchased by GFES, but not an exact listing of specific Product names and volumes, and shall remain open for the Term of this Agreement. The Purchase Order, as supplemented by this Agreement, constitutes a binding contract between GFES and Chem Rock. Specifically, GFES agrees to pay for all Products ordered under the Purchase Order, and Chem Rock agrees to furnish the Products ordered thereunder. All purchases under the Purchase Order shall be subject to the terms of this Agreement and the terms and conditions (the “Terms and Conditions”) attached hereto as Exhibit “A”, which Terms and Conditions are incorporated herein by reference.

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1.1.2 Initial Payment. GFES further agrees to pay Chem Rock ONE MILLION DOLLARS ($1,000,000.00) (the “Initial Prepayment”) upon the execution of this Agreement to be credited against the Aggregate Minimum Purchase requirement in subsection 1.3.1, below, but not the Monthly Minimum Payment requirement in subsection 1.3.2, below. GFES further agrees to pay Chem Rock the additional full sum of TWO MILLION NINE HUNDRED THOUSAND DOLLARS ($2,900,000.00)(the “Financing Prepayment”) to be credited against the Aggregate Minimum Purchase requirement in subsection 1.3.1, below, but not the Monthly Minimum Payment requirement in subsection 1.3.2. The Financing Prepayment will be paid upon the earlier of: closing a $30 Million working capital credit facility extended to GFES by PNC or other lending institution; or February 28, 2013 (the “Credit Facility”). The Initial Prepayment under this Section 1.1.2 will be credited against the last invoices for the Products under the Aggregate Minimum Purchase requirement. One-fourth of Financing Prepayment under this Section 1.1.2 will be credited against the purchases of Products during each calendar quarter commencing with the third calendar quarter of this Agreement and ending with the sixth calendar quarter of this Agreement (i.e., $725,000 for each of calendar quarters 3-6 under this Agreement).

1.1.3 Products. As used in this Agreement, the term “Products” shall mean any and all chemicals and chemical products manufactured or sold by Chem Rock, including, but not limited to, chemicals and chemical products used in the hydraulic fracturing process and/or any other well service process, as well as any special order, custom, or non-standard chemical or chemical product; provided, however, the term “Products” shall exclude guar-based products. A list of most Products offered by Chem Rock that can be ordered under the Purchase Order is set forth on the attached Exhibit “B”.

1.1.4 Shell Exclusivity. During the Term of this Agreement, GFES hereby agrees to purchase from Chem Rock, and appoints Chem Rock as its exclusive supplier of, all Products to be used by GFES and its affiliates in connection with servicing any oil or gas exploration and development of Shell and its affiliates anywhere in the United States or Canada on the terms and conditions of this Agreement. The initial pricing of the Products to be sold to Green Field under this subsection 1.1.4 are set forth in Exhibit “C”, which prices may be changed in the future as follow: Chem Rock shall increase prices to GFES when Chem Rock’s direct costs for product(s) have increased. The basis for price increase shall be provided for in the form of a correspondence that Chem Rock receives from its supplier, manufacturer, or toll blender notifying Chem Rock of the increase. All price increases will be in writing. Products sold to GFES under this subsection 1.1.4 shall be applied against the Aggregate Minimum Purchase requirement and the Monthly Minimum Purchase requirement.

1.2 Delivery.

1.2.1 Timing of Deliver or Performance. Chem Rock agrees to supply and deliver all Products ordered by GFES within a commercially reasonable time from the date of receipt of each Purchase Order supplement.

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1.2.2 Title. With respect to all Products purchased pursuant to this Agreement, title, risk of loss, and all liability shall pass to GFES as set forth in the Terms and Conditions.

1.3 Minimum Purchase Requirements and Payment Terms.

1.3.1 Aggregate Minimum Purchase. Notwithstanding anything to the contrary in this Agreement or the Purchase Order, GFES agrees to purchase at least FORTY MILLION DOLLARS ($40,000,000.00) in Products in the aggregate under the Purchase Order from Chem Rock over the Term of this Agreement (the “Aggregate Minimum Purchase”). GFES, in its discretion, may purchase in excess of FORTY MILLION DOLLARS ($40,000,000.00) in Products from Chem Rock over the Term of this Agreement, but shall be absolutely obligated to purchase at least the Aggregate Minimum Purchase amount described herein. In addition to any other remedy allowed by this Agreement or applicable law, in the event of a breach of this subsection 1.3.1 by GFES, Chem Rock shall have the right to collect stipulated or liquidated damages in an amount equal to GFES’ deficiency under Chem Rock’s average lost profit on the Aggregate Minimum Purchase requirement.1

1.3.2 Monthly Minimum Payments. Notwithstanding anything to the contrary in this Agreement or the Purchase Order, for so long as GFES has not paid in full for the Aggregate Minimum Purchase, GFES agrees to pay each month the greater of: (i) the amounts owed in a given month for prior purchase of Products; or (ii) ONE MILLION DOLLARS ($1,000,000.00)(the “Monthly Minimum Payment”).

1.3.3 Purchase Price. Chem Rock agrees to charge GFES market competitive prices for all Products ordered. In the event that GFES requests any custom or non-standard Products, Chem Rock agrees to charge GFES the actual cost of producing and/or providing such custom or non-standard Products, plus a reasonable mark-up for profit consistent with Chem Rock’s customary practices.

[1]	For example, if GFES breaches this provision by only purchasing $30,000,000.00 in Products during the Term of this Agreement, and Chem Rock’s average profit on this $30 million was $3 million, or 10%, then Chem Rock would be entitled to $1,000,000.00 stipulated or liquidated damages, or 10% of $10 million.

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1.3.4 Lower Competitive Price. GFES at any time may submit written evidence to Chem Rock that GFES has received a competitive pricing offer from a non-affiliated producer offering to sell products of like grade and activity level, and in the same or lesser quantity, as that offered by Chem Rock, but at 95% or less than the delivered price charged by Chem Rock for such Products under this Agreement. Within seven (7) days after receipt of such competitive pricing offer, Chem Rock will notify GFES as to whether Chem Rock will match the competitive offer on future Product orders. If Chem Rock does not agree to match the offer, GFES may, in its discretion, purchase some or all of the products offered under the competitive pricing offer from the applicable non-affiliated producer; provided, however, that no purchase of products under any competitive offer from a third party shall act to reduce, set off, pay down, or otherwise diminish GFES’ Aggregate Minimum Purchase requirements ($40,000,000.00) described in subsection 1.3.1, and that it is the intent of the parties that only purchases of Products under the Purchase Order shall count toward GFES’ Aggregate Minimum Purchase requirements.

1.3.5 Other Charges. GFES agrees to pay any and all (i) sales and/or use taxes, (ii) transportation and delivery costs and charges, and (iii) other miscellaneous or governmental costs, fees and/or taxes associated with the Products it orders from Chem Rock consistent with the Terms and Conditions.

1.3.6 Invoices. In accordance with its customary practices, Chem Rock shall invoice GFES upon each shipment of Products. With respect to field orders, Chem Rock will clearly place GFES’ identifying information and well site location on each applicable invoice and any related shipping documentation (bills of lading, etc.). GFES shall pay or give written notice of a dispute for each invoice within the time period set forth in the Terms and Conditions. In the event of any bona fide dispute over one or more charges set forth on any invoice, GFES shall pay the undisputed portion of the invoice and the parties agree to work together to attempt to settle disputed portions of the invoice within seven (7) days of GFES’ providing written notice of the dispute to Chem Rock.

1.3.7 Past Due Amounts. Past due balances are subject to the charges set forth in the Terms and Conditions lesser, in addition to any other remedies allowed by applicable law.

2.	SCOPE AND TERM OF AGREEMENT

2.1 Scope of Agreement. This Agreement, including the Terms and Conditions, shall govern and control all purchases of Products by GFES from Chem Rock throughout the Term of this Agreement. Any existing understanding, contract, or agreement between the parties, whether oral or written, concerning the subject matter herein is replaced and superseded by this Agreement.

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2.2 Term of Agreement. This Agreement shall remain in full force and effect for a period of eighteen (18) months beginning on the Effective Date and ending on the eighteen-month anniversary date of the Effective Date (the “Term”), unless sooner terminated as provided for in this Agreement. If GFES, in good faith, fails to meet the Aggregate Minimum Purchase during the 18-month Term due to non-competitive pricing as described in 1.3.4, Chem Rock delivery issues substantiated in writing by GFES, or written mandates from clients to GFES to use a non-affiliated producer’s products, then the agreement will continue until the Aggregate Minimum Purchase is reached without GFES incurring liquidated damages; provided, that if a GFES client mandates that GFES use a non-affiliated producer’s products, GFES shall provide such client’s contact information directly to Chem Rock, and authorize Chem Rock to contact the client directly to persuade such client to use Chem Rock products.

2.3 Termination of Agreement. This Agreement may be terminated as follows: (i) upon the expiration of the Term as described in section 2.2, above; (ii) at any time with the mutual written consent of GFES and Chem Rock; (iii) by GFES upon thirty days following written notice of breach of the Agreement by Chem Rock if such breach is not cured within such thirty day period, and (iv) by Chem Rock upon thirty days following written notice of breach of the Agreement by GFES if such breach is not cured within such thirty day period.

2.4 Survival of Obligations. The termination of this Agreement (a) under Sections 2.3(i) shall not relieve either party from fully performing any and all obligations that arose or accrued on or before the date of termination of this Agreement, specifically including, but not limited to, GFES’ full and complete satisfaction of the Aggregate Minimum Purchase requirements ($40,000,000.00) described in subsection 1.3.1., (b) under Sections 2.3(ii) will relieve both parties from any and all obligations that arise after the date of such termination, including but not limited to GFES’ satisfaction of the Aggregate Minimum Purchase requirements described in subsection 1.3.1. to the extent not already satisfied, (c) under Section 2.3(iii) shall not relieve Chem Rock from fully performing any and all obligations that arose or accrued on or before the date of termination of this Agreement, however GFES’ full and complete satisfaction of the Aggregate Minimum Purchase requirements ($40,000,000.00) described in subsection 1.3.1 will be deemed satisfied., and (d) under Section 2.3(iv) shall not relieve GFES from fully performing any and all obligations that arose or accrued on or before the date of termination of this Agreement, specifically including, but not limited to, GFES’ full and complete satisfaction of the Aggregate Minimum Purchase requirements described in subsection 1.3.1.

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3.	LIMITED WARRANTIES

3.1 Limited Product and Service Warranty. Chem Rock warrants that it has good and marketable title to all Products purchased by and delivered to GFES pursuant to this Agreement, and that all such Products are free and clear of all liens and encumbrances. Chem Rock further warrants that all Products: (i) shall conform to GFES’ standard specifications or such other specifications as are made a part of any applicable Purchase Order; (ii) shall conform to all applicable samples furnished to and approved by GFES; and (iii) shall not infringe any patent, trademark, or copyright.

3.2 Waiver of Warranties. EXCEPT FOR THE LIMITED WARRANTY SET FORTH IN SECTION 3.1, ABOVE, GFES EXPRESSLY WAIVES AND DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY NATURE, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, RELATING TO ANY PRODUCTS SOLD BY CHEM ROCK, INCLUDING, BUT NOT LIMITED TO, (i) THE WARRANTIES OF MERCHANTABILITY, SUITABILITY, OR FITNESS OF THE PRODUCTS FOR GFES’ BUSINESS OR ANY OTHER PURPOSE, (ii) THE WARRANTY OF ANY PRODUCT BEING FREE FROM ANY HIDDEN, LATENT, OR APPARENT REDHIBITORY OR OTHER DEFECTS OR DEFICIENCIES, AND (iii) ALL WARRANTIES IMPLIED UNDER ANY APPLICABLE STATE STATUTE, OR ANY OTHER PROVISION OF APPLICABLE LAW. FURTHER, CHEM ROCK MAKES NO REPRESENTATIONS AND ASSUMES NO RESPONSIBILITY WHATSOEVER WITH RESPECT TO FREEDOM FROM INFRINGEMENT OF ANY PATENT AND/OR COPYRIGHT RESULTING FROM GFES’ USE OF PRODUCTS OR CHEM ROCK’S INFORMATION.

4.	ACKNOWLEDGMENTS OF GFES

GFES acknowledges all of its obligations pursuant to this Agreement, specifically including, but not limited to, the issuance of the Purchase Order described in subsection 1.1.1, above, its Initial Prepayment ($1,000,000.00) described in subsection 1.1.2, above, its Financing Prepayment ($2,900,000.00) described in subsection 1.1.2, above, its Aggregate Minimum Purchase requirements ($40,000,000.00) described in subsection 1.3.1, above, its Monthly Minimum Payment requirements ($1,000,000.00) described in subsection 1.3.2, above and further acknowledges that: (i) Chem Rock is relying on the full and timely performance of all of GFES’ obligations as set forth in this Agreement, including, but not limited to, those obligations described in subsections 1.1.1, 1.1.3, 1.3.1, and 1.3.2 above.

5.	LIMITATION OF LIABILITY

NOTWITHSTANDING THE FORM (CONTRACT, TORT, OR OTHERWISE) OF ANY LEGAL OR EQUITABLE ACTION OR CLAIM THAT MAY BE BROUGHT AGAINST CHEM ROCK, OR THE CAUSE OF SUCH ACTION OR CLAIM (NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL TORT, BREACH OF CONTRACT, OR OTHERWISE), CHEM ROCK SHALL NOT BE LIABLE TO GFES OR ANY OTHER PERSON FOR LOST PROFITS OR GOODWILL, OR FOR SPECIAL,

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CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR PUNITIVE DAMAGES OR ECONOMIC LOSS OF ANY KIND, WHETHER FORESEEABLE OR UNFORESEEABLE, EVEN IF CHEM ROCK HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES AND NOTWITHSTANDING ANY DISCLOSURE OF THE NATURE OR VALUE OF THE PRODUCTS BY CHEM ROCK HEREUNDER OR ANY PARTICULAR USE THAT MAY BE MADE BY GFES OF SUCH PRODUCTS. GFES’ EXCLUSIVE REMEDY IN THE EVENT OF LOSS OF OR DAMAGE TO THE PRODUCTS TO BE PROVIDED IN ACCORDANCE WITH THIS AGREEMENT SHALL BE THE REPLACEMENT OF SUCH PRODUCTS OR, AT CHEM ROCK’S OPTION, DAMAGES; PROVIDED, HOWEVER, IN NO EVENT SHALL CHEM ROCK BE LIABLE HEREUNDER FOR DAMAGES WHICH EXCEED, IN THE AGGREGATE, THE PRICE ACTUALLY PAID BY GFES TO CHEM ROCK FOR THE PRODUCTS WHICH GAVE RISE TO SUCH DAMAGES. CHEM ROCK NEITHER ASSUMES NOR AUTHORIZES ANY PERSON TO ASSUME FOR IT ANY OTHER LIABILITY IN CONNECTION WITH THE SALE OR USE OF THE PRODUCTS SOLD HEREUNDER.

6.	MISCELLANEOUS PROVISIONS

6.1 Changes. Chem Rock shall notify GFES in advance and in writing of all changes in raw materials or their source, formulation, manufacturing location, manufacturing methods or processes, packaging, shelf life, or other changes to any Products delivered pursuant to this Agreement or any applicable Purchase Order, which could affect their quality or performance. Such changes must be agreed upon by GFES in writing.

6.2 Modification of Specifications. GFES may request at any time changes in the specifications of any Products, and Chem Rock will use its best efforts to comply with such modification. Any difference in purchase price resulting from such modification shall be paid by GFES and the applicable Purchase Order shall be amended in writing, accordingly. Chem Rock reserves its right, in its discretion, to reject any modification request by GFES.

6.3 Order Cancellations and Product Returns. Order cancellations and/or product returns will not be accepted by Chem Rock once the bill of lading has been issued in respect of the relevant Products unless first approved by Chem Rock in writing. In addition, GFES’ failure to notify Chem Rock of a damage or defect in writing within thirty (30) days of receipt of the relevant bill of lading, in respect of Products transported thereunder shall constitute a waiver of all claims with respect to such Products, and in any event, the use of the Products shall be deemed to constitute satisfactorily performance by Chem Rock and full acceptance by GFES.

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6.4 Amendment of Agreement. It is expressly understood and agreed by the parties that any amendment, modification, waiver, or release of this Agreement or the obligations herein must be in a writing that shall specifically reference this Agreement, identify the amended, modified, waived, or released obligation, describe the nature of the amendment, modification, waiver, or released obligation, and be signed by authorized representatives of both parties with actual authority to amend this Agreement. It is further expressly understood and agreed by the parties that no provision of any Purchase Order, invoice, or other instrument used or issued by Chem Rock or GFES shall amend, modify, supersede, waive, or release any of the provisions of this Agreement. Moreover, no single waiver or multiple waivers shall be construed to cause or constitute any other waiver whatsoever.

6.5 Laws and Regulations. Chem Rock represents and warrants that in performing its obligations under this Agreement and the Purchase Order, it will comply with all applicable laws, rules, regulations, and ordinances.

6.6 Headings. The section headings are for convenience and reference only, and shall not in any way affect the meaning or interpretation of the provisions hereof.

6.7 Notice. All notices to be given with respect to this Agreement and applicable Purchase Orders shall be given at the respective addresses of the parties set forth in the introductory paragraph of this Agreement. Either party may change its notice address by providing the other party written notice of such change. Any notice shall be deemed received (a) five days after such notice is properly addressed, stamped, and deposited with the United States Postal Service or (b) upon actual delivery by a reputable commercial courier (UPS, FedEx, DHL, etc.).

6.8 Governing Law and Venue.

6.8.1 Texas Law Controls. The laws of the State of Texas shall govern any dispute between the parties arising from or in any way related to this Agreement (including the Terms and Conditions or any Purchase Order or invoice stemming from this Agreement), without regard for Texas’ conflicts of law provisions. THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONTRACT SHALL NOT BE GOVERNED BY OR CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF THE CONVENTION FOR THE INTERNATIONAL SALE OF GOODS.

6.8.2 Venue. Any dispute arising from or in any way related to this Agreement (including the Terms and Conditions or any Purchase Order or invoice stemming from this Agreement) shall be brought in either the Judicial District Courts or United States District Court in Travis County, Texas, and both parties waive any objections to the venue and/or jurisdiction of those Courts.

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6.9 Attorney Fees. In the event of a dispute between the parties arising from or in any way related to this Agreement (including the Terms and Conditions or the Purchase Order, any supplement to same, or invoice stemming from this Agreement), the prevailing party shall be entitled to recover its reasonable attorneys’ fees, expert fees, mediation/arbitration expenses, and court costs from the other party.

6.10 Reformation. In the event that one or more of the provisions contained in this Agreement (including the Term and Conditions or any Purchase Order or invoice stemming from this Agreement) shall be held, for any reason, to be invalid, void, illegal or unenforceable in any respect, such invalidity, voidness, illegality or unenforceability shall not affect the remaining provisions hereof, and this Agreement shall remain unaffected and shall be construed as if such invalid, void, illegal or unenforceable provision never had been contained herein.

6.11 Terms of this Agreement. In the event of any dispute, conflict, and/or inconsistency between the terms of this Agreement and the terms of the Purchase Order or the Terms and Conditions, the terms of this Agreement shall govern and be applied to the parties.

WHEREFORE, this Master Purchase Order Agreement is hereafter executed by each party through its duly authorized representative.

Green Field Energy Services, Inc.		Chem Rock Technologies, LLC

By:	/s/ Enrique Fontova	By:	/s/ David Trahan
Print:	Enrique Fontova		David Trahan
Title:	President		Manager

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Exhibit “A”

Chem Rock Technologies, L.L.C.

General Terms and Conditions for Sale of Products and Services to Green Field Energy Services, Inc.

1.	GENERAL: These General Term and Conditions of Sale (the “Terms and Conditions”) shall be applicable to all sales contracts, offers, order acknowledgements, invoices and deliveries by Chem Rock Technologies, L.L.C. (“Chem Rock”), a Texas limited liability company, to Green Field Energy Services, Inc. (“GFES”), a Delaware corporation, for the referenced products (the “Products”) delivered in connection with that certain Master Purchase Agreement by and between Chem Rock and GFES to which these Terms and Conditions are attached as Exhibit “A” (the “Contract”) and the Purchase Order. Capitalized terms not defined herein shall have the meanings ascribed to them in the Contract. No other agreements or general conditions shall be applicable or set aside these Terms and Conditions expressly agreed to by Chem Rock in writing. References herein to “the Contract” relate to any sales contracts, purchase orders, offers, order acknowledgements, confirmations, invoices and deliveries (as applicable) to which these Terms and Conditions apply.

2.	OTHER DEFINITIONS:

“Contract Agreements” means the Contract, or the purchase order signed by GFES and accepted by Chem Rock in writing, for the sale Products or Services, together with the Terms and Conditions, Chem Rock’s final quotation, the agreed scope(s) of work, and Chem Rock’s order acknowledgement. In the event of any conflict, the Terms and Conditions shall take precedence over other documents included in the Contract. “Contract Price” means the agreed price in the Contract or otherwise quoted by Chem Rock and such price is subject to change at any time by Chem Rock giving notice to GFES.

“Hazardous Material” means any toxic or hazardous substance, hazardous material, dangerous or hazardous waste, dangerous good, radioactive material, petroleum or petroleum-derived products or by-products, or any other chemical, substance, material or emission, that is regulated, listed or controlled pursuant to any national, state, provincial, or local law, statute, ordinance, directive, regulation or other legal requirement of the United States (“U.S.”) or the country of the Site.

“Insolvent / Bankrupt” means that a party is insolvent, makes an assignment for the benefit of its creditors, has a receiver or trustee appointed for it or any of its assets, or files or has filed against it a proceeding under any bankruptcy, insolvency dissolution or liquidation laws.

“Products” means the equipment, parts, materials, supplies, chemicals, services and other goods Chem Rock has agreed to supply to GFES under the Contract.

“Services” means the services Chem Rock has agreed to perform for GFES under the Contract.

“Site” means the premises where Products are used or Services performed, not including Chem Rock’s premises from which it performs Services.

3.	PRODUCT QUANTITY: Chem Rock will not be required to deliver a quantity of Product exceeding that specified in the Contract. If no monthly quantity is specified, Chem Rock may limit the quantity to be supplied in any month to the lesser of the pro rata amount of the specified quantity or, after the initial ninety (90) days, the average of the monthly quantities shipped during the expired months of the Contract. Unless otherwise expressly agreed by Chem Rock.

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4.	TITLE: Title to the Products sold hereunder and all risk of loss, delay or damage, pass to GFES on Chem Rock’s delivery to the common carrier at Chem Rock’s plant, Chem Rock’s warehouse or Chem Rock’s supplier location. The quantity of all bulk rail and truck shipments will be determined in accordance with Chem Rock’s usual weighing or volume measurement practices, and Chem Rock’s quantity determination will govern. GFES will promptly unload each shipment at its own risk and expense, including any demurrage or detention charges.

5.	PRICE AND PAYMENT TERMS. For each Product, the price is as specified for that Product in the Contract or otherwise quoted by Chem Rock and such price is subject to change at any time by Chem Rock giving reasonable advanced written notice to GFES. Chem Rock shall have the right to use sub-contractors to fulfill its obligations. Any tax (other than income), duty or other governmental charge now or hereafter imposed on the Product or on any raw material used in manufacturing the Product (or on Chem Rock, or required to be paid or collected by Chem Rock by reason of the manufacture, transportation, sale or use of such Product or raw material) will be paid by GFES in addition to the price. Funds are due in Chem Rock’s bank or financial institution within forty-five (45) days from the invoice date or in accordance with the terms as stated on Chem Rock’s invoice, as long as such terms do not require payment in less than 45 days, unless otherwise expressly agreed. Any invoice not paid within the foregoing terms shall be subject to a late fee of computed at the rate of 1.5% per month on the overdue balance, or the maximum rate permitted by law, whichever is less, from the date due until the date paid.

6.	GFES’ DEFAULT AND CREDIT. If, in Chem Rock’s judgment, GFES’s credit shall become impaired at any time, or GFES’s credit is in default under any term or condition of the Contract or any other contract with Chem Rock, Chem Rock shall have the right in addition to any and all other remedies, to decline to make deliveries hereunder except for cash until such time as such credit has been established or such default has been cured to Chem Rock’s satisfaction.

7.	FORCE MAJEURE. Neither party shall be liable in any respect for failure to perform hereunder (except for failure to pay amounts owing hereunder) if hindered or prevented, directly or indirectly for a reason outside its reasonable control including, without limitation, war, national emergency, terrorism, riot, inadequate transportation facilities, inability to secure materials, supplies, fuel or power, shortage or non-availability of raw materials, plant breakdown, fire, flood, windstorm, explosion, accident or other act of God, strike, lockout or other labor dispute, order or act of any government, whether foreign, national or local, whether valid or invalid, or any other cause of like or different kind (a “Force Majeure Event”). If either party is unable to perform its obligations hereunder due to a Force Majeure Event, or if either party considers it likely that it may become so unable, then that party shall as soon as reasonably practicably, notify the other of the estimated extent and duration of such inability. Any quantity of Product so affected shall be deducted from the total quantity purchased by GFES. Chem Rock, during any period of shortage due to a Force Majeure Event, may allocate its available supply of Product among its internal requirements and its customers on whatever basis Chem Rock may deem fair and practical. Chem Rock shall not be required to procure Product from third parties to satisfy its obligations to GFES hereunder during any period of shortage due to a Force Majeure Event.

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8.	SAFETY AND HEALTH COMMUNICATIONS. GFES acknowledges that it has consulted Chem Rock’s documents, including information set forth on Chem Rock’s Material Safety Data Sheets regarding the Products (“MSDS”) and other technical bulletins and publications containing safety, health, handling and environmental hazard information concerning Products and their properties, that it has read and it understands such information, and that it agrees to incorporate such information into its personnel safety programs. GFES shall fully and adequately inform its employees, contractors, agents and other third parties who may become exposed to Products after delivery to GFES hereunder, of any hazards associated with Products, and of the proper storage, handling and use procedures for Products, whether disclosed in such documents or in additional documents which are transmitted to GFES during the term of the Contract. GFES acknowledges its independent obligation to fully and adequately incorporate available information, such as that supplied by Chem Rock, into its product safety communications and to provide to all of its employees, contractors, agents and customers copies of such hazard communication documents. If Product is further processed, mixed or incorporated into another product, GFES shall likewise disseminate appropriate health and safety information to all persons GFES foresees may be exposed.

9.	INDEMNITY: GFES shall indemnify, defend and forever hold Chem Rock and its directors, officers, employees, agents, suppliers, parents, affiliates, subsidiaries, successors and assigns harmless from any and all fines, penalties, suits, actions, claims, liabilities, judgments, costs, and expenses (including attorneys’ fees and expenses) resulting or arising from: (a) GFES’ negligent actions or omissions hereunder, or breach of any of the terms of the Contract; (b) GFES’ use, sale, handling, storage, or disposal of the Products or any product or waste derived therefrom; (c) GFES’ discharge or release of the Products or any product or waste derived therefrom into water, onto land or into the air; (d) GFES’ exposing any person (including GFES’ employees) to the Products or any product or waste derived therefrom, including failure to warn of such exposure; or (e) the transportation of the Products to GFES after tender of the Products by Chem Rock to the carrier at Chem Rock’s shipping point. The foregoing indemnification shall apply, but shall not be limited to, injury to person (including death) or damage or harm to property or the environment. GFES shall not be obligated to indemnify Chem Rock for any fine, penalty, suit, action, claim, liability, judgment, cost, or expense to the extent attributable to the failure of the Product to meet specifications.

10.	ACCEPTANCE, ENTIRETY AND RELEASE. Chem Rock’s acceptance of GFES’ order or proposal is expressly conditional on GFES’ assent to the terms of the Contract and these Terms and Conditions and Chem Rock rejects any terms of GFES’ order or proposal, which differ from or are in addition to them. GFES’ assent to the terms of the Contract and these Terms and Conditions will be conclusively presumed by GFES’ acceptance of Product delivery. The Contract, as of its beginning date, contains the complete and exclusive agreement of Chem Rock and GFES concerning the Product, merges and supersedes all prior understandings and representations (oral or written) between the Parties concerning the Product and, except for any indebtedness or indemnity obligation of GFES to Chem Rock, each releases the other from all claims arising in connection with any such prior contract.

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11.	INTELLECTUAL PROPERTY. Chem Rock shall hold all intellectual and industrial property rights in all chemical formulations, chemical blends or related materials developed or provided under the agreement unless otherwise agreed in writing. GFES shall only have the rights to use and authority insofar as same as have been expressly conferred. Otherwise, it shall not analyze directly or indirectly cause Chem Rock product(s) to be analyzed for the purpose of reverse engineering; it shall not reproduce, alter, adjust or manufacture Chem Rock product(s) or other materials. Any specifications, drawings, plans, notes, instructions, engineering notes, or technical data of Chem Rock furnished to GFES shall be deemed to be incorporated herein by reference the same as is if fully set forth. Chem Rock shall at all times retain title to all such documents and GFES shall not disclose such to any party other than Chem Rock or a party duly authorized by Chem Rock. Upon Chem Rock’s request, GFES shall promptly return to Chem Rock all such documents and copies thereof.

12.	U.S. EXPORT COMPLIANCE. GFES warrants that it will comply with all U.S. laws, regulations, rules and orders regarding export control.

13.	PARTIAL INVALIDITY. If one or more provisions hereof are or become invalid, the validity of the remainder of the provisions shall not be affected thereby. In such cases Chem Rock and GFES shall replace the invalid provisions by a valid provision that approximates the economic intent of the invalid provision as closely as possible.

14.	MISCELLANEOUS. If any departures from these Terms and Conditions are condoned by Chem Rock at any time (whether or not by implied consent), this shall not preclude Chem Rock from its right to enforce the provisions hereof in full. Chem Rock expressly rejects the applicability of any of GFES’ general terms and conditions of purchase.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B”

1.	Gel Crosslinker

2.	Gel Breakers

3.	Scale Inhibitors

4.	Surfactants

5.	Buffers : Acid

6.	Buffers : Base

7.	Corrosion Inhibitors

8.	Clay Control Additives

9.	Iron Control Agents

10.	Gel Stabilizers

11.	Foaming Agents

12.	Friction Reducers

13.	Hydrochloric Acid

14.	Acid Corrosion Inhibitors

15.	Biocides

16.	Non Emulsifiers

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “C”

Shell Price List

(Price List)

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

REMIT TO ADDRESS:
PO Box 81277 Lafayette, LA 70598 337.291.2778 866.456.3696		Date:	May 3, 2013

		Sales Rep.	House
		Sales Terms	Net 45 Days
FOB : Chem Rock Technologies
Company:	Green Field Energy Services, L.L.C.	Shipping / Stocking Location
Location:	4023 Ambassador Caffery Pkwy., Suite 400, Lafayette, LA 70503	Adjustments Apply
Contact:	Virgil Vincent, Jerry Broussard

Product	Unit	Container	Units / Container	Description	Unit Price	Container Price
Acid, Formic 90%	Gal	Tote	330	Formic Acid 90% (min) : Intensifier	[***]	[***]
Acid, Hydrochloric	Pricing for all grades of Hydrochloric Acid available upon request.
BioControl 262	Gal	Tote	275	Biocide : Glut Quat Combo (12:3)	[***]	[***]
BioControl 265	Gal	Tote	275	Biocide : Glut Quat Combo (25:12)	[***]	[***]
BioControl 265W	Gal	Tote	275	Biocide : Glut Quat Combo (25:12)(Winterized)	[***]	[***]
Buffer 1430 Base	Gal	Tote	330	Buffer : Potassium hydroxide 25% aq	[***]	[***]
Buffer 1432 Base	Gal	Tote	330	Buffer : Potassium carbonate 47% aq	[***]	[***]
Buffer 1432 Base	Gal	Bulk	Bulk	Buffer : Potassium carbonate 47% aq	[***]	[***]
Buffer 1433 Base	Gal	Tote	330	Buffer : Potassium hydroxide / Potassium carbonate	[***]	[***]
Buffer 1435 Base	Gal	Tote	330	Buffer : Sodium hydroxide 50% aq	[***]	[***]
Buffer 1480 Acid	Gal	Tote	330	Buffer : Acetic Acid 80% aq	[***]	[***]
Buffer 1485 Acid	Gal	Tote	330	Buffer : Ammonium acetate / acetic acid combo	[***]	[***]
CC 1502	Gal	Tote	330	Clay Control : Permanent Clay Stabilizer (Polymer)	[***]	[***]
CC 1503	Gal	Tote	330	Clay Control : KCl Substitute	[***]	[***]
CC 1503	Gal	Bulk	Bulk	Clay Control : KCl Substitute	[***]	[***]
CC 1505	Gal	Tote	330	Clay Control : KCl Substitute (choline)	[***]	[***]
CC 1505	Gal	Bulk	Bulk	Clay Control : KCl Substitute (choline)	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

Product	Unit	Container	Units / Container	Description	Unit Price	Container Price
CI 360	Gal	Drum	53	Acid Corrosion Inhibitor (<300°F)	[***]	[***]
CI 360	Gal	Tote	330	Acid Corrosion Inhibitor (<300°F)	[***]	[***]
CI 386	Gal	Tote	330	Acid Corrosion Inhibitor (< 225°F)	[***]	[***]
CI 388	Gal	Tote	330	Acid Corrosion Inhibitor (<250°F)	[***]	[***]
CL 1036L10	Gal	Tote	330	Crosslinker : 10% Boron	[***]	[***]
CL 1036L2	Gal	Tote	330	Crosslinker : 2% Boron	[***]	[***]
CL 1036L5	Gal	Tote	330	Crosslinker : 5% Boron	[***]	[***]
CL 1036L7	Gal	Tote	330	Crosslinker : 7% Boron	[***]	[***]
CL 1040L	Gal	Tote	330	Crosslinker : HT Delayed Boron Slurry	[***]	[***]
F 700	Gal	Tote	330	Foaming Agent : Well Flow Aid	[***]	[***]
F 710	Gal	Tote	330	Acid Foaming Agent	[***]	[***]
FR 1206	Gal	Tote	330	Friction Reducer : Anionic	[***]	[***]
FR 1207	Gal	Tote	275	Friction Reducer : Anionic	[***]	[***]
FR 1208	Gal	Tote	330	Anionic Friction reducer for fresh to Moderate TDS water	[***]	[***]
FR 1214	Gal	Tote	330	Anionic Friction reducer for fresh to Moderate TDS water	[***]	[***]
GB 1101	Lb	Bag	55	Oxidizing Breaker : Ammonium Persulfate powder	[***]	[***]
GB 1102 Activator	Gal	Drum	55	Breaker Activator (Use With GB 1102L)	[***]	[***]
GB Activator (Note 1)	Gal	Pail	5	Breaker Activator (Use With GB 1102L)	[***]	[***]
GB 1102L	Gal	Tote	330	Breaker : Oxidizer 10% Chlorite	[***]	[***]
GB 1103	Lb	Bag	55	Oxidizing Breaker : Sodium Persulfate Powder	[***]	[***]
GB 1107	Lb	Special *	Special *	Encapsulated (Ammonium Persulfate) (120-150°F)	[***]	[***]
GB 1108	Lb	Special *	Special *	Encapsulated (Ammonium Persulfate) (140-225°F)	[***]	[***]
IC 114	Gal	Tote	330	Iron Control Agent	[***]	[***]
IC 116	Gal	Tote	330	Iron Control Agent	[***]	[***]
MS 1780	Gal	Tote	330	Micellar Solvent	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

Product	Unit	Container	Units / Container	Description	Unit Price	Container Price
NE 1383	Gal	Tote	330	Non Emulsifier (Oil Soluble)	[***]	[***]
NE 1385	Gal	Tote	330	Non Emulsifier (Water Soluble)	[***]	[***]
NE 1386	Gal	Tote	330	Non Emulsifier (Water Soluble) (Green Formula)	[***]	[***]
NE 1389	Gal	Tote	330	Non Emulsifier (microemulsion)	[***]	[***]
OS 530	Gal	Tote	330	Gel Stabilizer : Sodium thiosulfate 30% Aq	[***]	[***]
OS 530 (Note 2)	Gal	Bulk	Bulk	Gel Stabilizer : Sodium thiosulfate 30% Aq	[***]	[***]
SC 460	Gal	Tote	330	Scale Inhibitor : Phosphonate	[***]	[***]
SC 940	Gal	Tote	330	Multi component, multi functional scale inhibitor	[***]	[***]
Soda Ash	Bag	Bag	50	Soda Ash : Sodium carbonate : Alkaline Buffer	[***]	[***]
Soda Ash	Pallet	Bag	50	Soda Ash : Sodium carbonate : Alkaline Buffer	[***]	[***]
Surf 601	Gal	Tote	330	Surfactant : Linear Alcohol Ethoxylate	[***]	[***]
Surf 601	Gal	Bulk	Bulk	Surfactant : Linear Alcohol Ethoxylate	[***]	[***]
Surf 602	Gal	Tote	330	Acid Anti Sludge Agent	[***]	[***]
Surf 610	Gal	Tote	330	Surfactant : Microemulsion Flow Aid	[***]	[***]
Surf 660	Gal	Tote	330	Surfactant : Microemulsion Flow Aid	[***]	[***]
Surf 660W	Gal	Tote	330	Surfactant : Microemulsion Flow Aid(Winterized)	[***]	[***]
Surf 664	Gal	Tote	330	Wetting Agent / Flow Aid	[***]	[***]
Surf 665	Gal	Tote	330	Wetting Agent / Flow Aid (Green Formula)	[***]	[***]

Quotations & Special Orders:

Chem Rock offers a wide range of chemical products for well fracture fluid treatment and coiled tubing operations. This price list is a partial listing of those products, please contact a Chem Rock representative for product applications not listed within this price list. Customer Services Department (1-866-456-3696). We welcome the opportunity to address your specific chemical requirements and will provide quotes on bulk quantities or specially packaged unit sizes.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

Revision Notes:

Note 1: Name revision. GB 1102 Activator is being revised to GB Activator at customer’s request. Supplied in 5-gallon pails only.

Note 2: Bulk Shipments require minimum 48-hour notification in order to properly arrange competitive third party bulk chemical transport.

Service Fees:

1. (1-Way) and (2-Way) chemical transport totes are provided upon request, pricing provided at time of request.

2. All chemical residue remaining in (1-Way) or (2-Way) Totes will be disposed in full compliance with local, state and federal guidelines with the costs for disposal and services related to handling and shipping billed to customer.

Regional Stock Point Price Differential: (in bound freight and handling)

Cotulla, Texas : $[***]per gallon.

Lafayette, Louisiana : $[***]per gallon.

Midland, Texas : $[***]per gallon

Barnesville, Ohio : $[***]per gallon

Williston, North Dakota : $[***]per gallon

General Conditions of Sale

GENERAL: These General Conditions of Sale shall be applicable to all sales contracts, offers, order acknowledgements, invoices and deliveries by Chem Rock Technologies, L.L.C. (“Seller”) to the buyer named on the face hereof or named in the purchase order referenced hereby (“Buyer”), for the referenced products (the “Products”). No other agreements or general conditions shall be applicable or set aside these General Conditions of Sale unless expressly agreed to by the Seller in writing. References herein to “the Contract” relate to any sales contracts, purchase orders, offers, order acknowledgements, confirmations, invoices and deliveries (as applicable) to which these General Conditions of Sale apply.

PRODUCT QUANTITY: Seller will not be required to deliver a quantity of Product exceeding that specified in the Contract. If no monthly quantity is specified, Seller may limit the quantity to be supplied in any month to the lesser of the pro rata amount of the specified quantity or, after the initial ninety (90) days, the average of the monthly quantities shipped during the expired months of the Contract. Unless otherwise expressly agreed by Seller.

TITLE: Title to the Products sold hereunder and all risk of loss, delay or damage, pass to Buyer on Seller’s delivery to the common carrier at Seller’s plant or warehouse. The quantity of all bulk rail and truck shipments will be determined in accordance with Seller’s usual weighing practices, and Seller’s quantity determination will govern. Buyer will promptly unload each shipment at its own risk and expense, including any demurrage or detention charges.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

PRICE AND PAYMENT TERMS. For each Product, the price is as specified for that Product in the Contract or otherwise quoted by Seller and such price is subject to change at any time by Seller. Prices in effect at time of Shipment shall apply. Any tax (other than income), duty or other governmental charge now or hereafter imposed on the Product or on any raw material used in manufacturing the Product (or on Seller, or required to be paid or collected by Seller by reason of the manufacture, transportation, sale or use of such Product or raw material) will be paid by the Buyer in addition to the price. Funds are due in Seller’s bank or financial institution in accordance with the terms of Seller’s invoice. Any invoice not paid within the foregoing terms shall be subject to a late fee of eighteen percent (18%) per annum from the date due until the date paid.

RETURNS: Returned goods will not be accepted without prior permission and instruction. If you need to return material, please contact our Customer Services Department to discuss obtaining a return materials authorization. No return goods or claims will be allowed beyond 60-days after the invoice date. We cannot accept returns on special orders at any time. If a return is authorized, the greater of $250 or 25% of the invoice total will be assessed as a restocking charge unless otherwise waived.

BUYER’S DEFAULT AND CREDIT. If, in Seller’s judgment, Buyer’s credit shall become impaired at any time, or Buyer’s credit is in default under any term or condition of any Contract with Seller, Seller shall have the right in addition to any and all other remedies, to decline to make deliveries hereunder except for cash until such time as such credit has been established or such default has been cured to Seller’s satisfaction.

FORCE MAJEURE. Neither party shall be liable in any respect for failure to perform hereunder (except for failure to pay amounts owing hereunder) if hindered or prevented, directly or indirectly for a reason outside its reasonable control including, without limitation, war, national emergency, terrorism, riot, inadequate transportation facilities, inability to secure materials, supplies, fuel or power, shortage or non- availability of raw materials, plant breakdown, fire, flood, windstorm, explosion, accident or other act of God, strike, lockout or other labor dispute, order or act of any government, whether foreign, national or local, whether valid or invalid, or any other cause of like or different kind (a “Force Majeure Event”). If either party is unable to perform its obligations hereunder due to a Force Majeure Event, or if either party considers it likely that it may become so unable, then that party shall as soon as reasonably practicably, notify the other of the estimated extent and duration of such inability. Any quantity of Product so affected shall be deducted from the total quantity purchased by Buyer. Seller, during any period of shortage due to a Force Majeure Event, may allocate its available supply of Product among its internal requirements and its customers on whatever basis Seller may deem fair and practical. Seller shall not be required to procure Product from third parties to satisfy its obligations to Buyer hereunder during any period of shortage due to a Force Majeure Event.

WARRANTY. Seller warrants only that each Product will meet specifications designated as such in the Contract but reserves the right to change the specifications or properties of any Product at any time on at least thirty (30) days’ notice. SELLER MAKES NO OTHER WARRANTIES REGARDING THE PRODUCT, WHETHER OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR OTHERWISE, AND NONE WILL BE IMPLIED. FURTHER, SELLER MAKES NO REPRESENTATIONS AND ASSUMES NO RESPONSIBILITY WHATSOEVER WITH RESPECT TO FREEDOM FROM INFRINGEMENT OF ANY PATENT AND/OR COPYRIGHT RESULTING FROM BUYER’S USE OF PRODUCT OR SELLER’S INFORMATION.

CLAIMS. SELLER SHALL NOT BE LIABLE FOR LOSS OF PROFITS, LOSS OF PRODUCTION, INDIRECT, OR OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, REGARDLESS OF NEGLIGENCE. SELLER’S LIABILITY AND BUYER’S EXCLUSIVE REMEDY FOR ANY CAUSE OF ACTION ARISING OUT OF THE SALE, USE, OR NON-DELIVERY OF THE PRODUCTS OR UNDER ANY WARRANTY, IS EXPRESSLY LIMITED AT BUYER’S OPTION TO REPLACEMENT OF NON-CONFORMING PRODUCT, F.O.B. SELLER’S SHIPPING POINT, OR PAYMENT NOT TO EXCEED THE PURCHASE PRICE OF THE PRODUCT FOR WHICH DAMAGES ARE CLAIMED (PLUS TRANSPORTATION COSTS, IF ANY, PAID BY BUYER WITH RESPECT THERETO). Buyer’s failure to give notice of any claim within thirty (30) days from the date of delivery shall constitute a waiver by Buyer of all claims with respect thereto. Use or disposition of any portion of the Products by Buyer shall constitute a waiver of all claims with respect to such portion. Buyer shall not be entitled to deduct from the price invoiced to it the amount of any claim asserted against Seller without Seller’s written consent.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

GOVERNING LAW. This Contract shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to the conflicts of laws provisions thereof. THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONTRACT SHALL NOT BE GOVERNED BY OR CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF THE CONVENTION FOR THE INTERNATIONAL SALE OF GOODS.

INDEMNITY: Buyer shall indemnify, defend and forever hold Seller and its directors, officers, employees, agents, suppliers, parents, affiliates, subsidiaries, successors and assigns harmless from any and all fines, penalties, suits, actions, claims, liabilities, judgments, costs, and expenses (including attorneys’ fees and expenses) resulting or arising from: (a) Buyer’s negligent actions or omissions hereunder, or breach of any of the terms of this Contract; (b) Buyer’s use, sale, handling, storage, or disposal of the Products or any product or waste derived therefrom; (c) Buyer’s discharge or release of the Products or any product or waste derived therefrom into water, onto land or into the air; (d) Buyer’s exposing any person (including Buyer’s employees) to the Products or any product or waste derived therefrom, including failure to warn of such exposure; or (e) the transportation of the Products to Buyer after tender of the Products by Seller to the carrier at Seller’s shipping point. The foregoing indemnification shall apply, but shall not be limited to, injury to person (including death) or damage or harm to property or the environment. Buyer shall not be obligated to indemnify Seller for any fine, penalty, suit, action, claim, liability, judgment, cost, or expense to the extent attributable to the failure of the Product to meet specifications.

ASSIGNABILITY. This Contract shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, but it shall not be transferred or assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, that Seller shall have the right to assign this Contract without Buyer’s consent to an affiliate of Seller, or to a purchaser or other successor to Seller’s assets or undertaking involved in the manufacture of Products.

ACCEPTANCE, ENTIRETY AND RELEASE. Seller’s acceptance of Buyer’s order or proposal is expressly conditional on Buyer’s assent to the terms of the Contract and Seller rejects any terms of Buyer’s order or proposal which differ from or are in addition to them. Buyer’s assent to the terms of the Contract will be conclusively presumed by Buyer’s acceptance of Product delivery. This Contract, as of its beginning date, contains the complete and exclusive agreement of Seller and Buyer concerning the Product, merges and supersedes all prior understandings and representations (oral or written) between the Parties concerning the Product and, except for any indebtedness or indemnity obligation of Buyer to Seller, each releases the other from all claims arising in connection with any such prior contract.

U.S. EXPORT COMPLIANCE. Buyer warrants that it will comply with all U.S. laws, regulations, rules and orders regarding export control.

MATERIAL SAFETY DATA SHEETS. Material safety data sheets (MSDS) are delivered with each shipment and mailed to the attention of HSE Coordinator following the first time the product is shipped. It is the responsibility of the Buyer to assess the hazards of the product prior to handling or using the material. Chem Rock Technologies, L.L.C.’s product labels also contain hazard, safety, storage and handling information. The absence of warnings or other hazard data must not be interpreted as indicating that the product is non-hazardous or that it lacks risk in exposure or handling.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CHEM ROCK TECHNOLOGIES : PRICE LIST

SAFETY AND HEALTH COMMUNICATIONS. Buyer acknowledges that it has consulted Seller’s documents, including information set forth on Seller’s Material Safety Data Sheets regarding the Products (“MSDS”) and other technical bulletins and publications containing safety, health, handling and environmental hazard information concerning Products and their properties, that it has read and it understands such information, and that it agrees to incorporate such information into its personnel safety programs. Buyer shall fully and adequately inform its employees, contractors, agents and other third parties who may become exposed to Products after delivery to Buyer hereunder, of any hazards associated with Products, and of the proper storage, handling and use procedures for Products, whether disclosed in such documents or in additional documents which are transmitted to Buyer during the term of this Contract. Buyer acknowledges its independent obligation to fully and adequately incorporate available information, such as that supplied by Seller, into its product safety communications and to provide to all of its employees, contractors, agents and customers copies of such hazard communication documents. If Product is further processed, mixed or incorporated into another product, Buyer shall likewise disseminate appropriate health and safety information to all persons Buyer foresees may be exposed.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.